SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant                      (X)
Filed by a Party other than the Registrant   ( )

Check the appropriate box:

(X)  Preliminary Proxy Statement         ( ) Confidential, for Use of the
( )  Definitive Proxy Statement              Commission Only (as permitted by
( )  Definitive Additional Materials         Rule 14c-6(e)(2))
( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

________________________________________________________________________________

                         Gardner Lewis Investment Trust
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X) No fee required.
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5) Total fee paid:

________________________________________________________________________________

( )      Fee paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

________________________________________________________________________________
         (2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
         (3) Filing Party:

________________________________________________________________________________
         (4) Date Filed:

________________________________________________________________________________

                         GARDNER LEWIS INVESTMENT TRUST
                      The Chesapeake Aggressive Growth Fund
                            116 South Franklin Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069

                                  May 21, 2004




Dear Chesapeake Aggressive Growth Fund Shareholder:


You are cordially invited to attend the Special Meeting of the Shareholders of The Chesapeake Aggressive Growth Fund, a series of the Gardner Lewis Investment Trust, to be held at 3:00 p.m. on June 21, 2004, at the offices of NC Shareholder Services, 116 South Franklin Street, Rocky Mount, North Carolina. Representatives of the Trust look forward to greeting personally those shareholders who are able to attend.

The accompanying formal Notice of Meeting and Proxy Statement describe the matters on which action will be taken at the meeting.

Whether or not you plan to attend the meeting on June 21st, it is important that your shares be represented. To ensure that your vote is received and counted, please sign, date and return the enclosed proxy at your earliest convenience. Your vote is important regardless of the number of shares you own.

On behalf of the Board of Trustees,


W. Whitfield Gardner
Chairman of the Board of Trustees and
Partner of Gardner Lewis Asset Management LP

                         GARDNER LEWIS INVESTMENT TRUST
                      The Chesapeake Aggressive Growth Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on June 21, 2004


To the shareholders of The Chesapeake Aggressive Growth Fund:

A special meeting of the shareholders ("Meeting") of The Chesapeake Aggressive Growth Fund ("Fund"), a series of the Gardner Lewis Investment Trust ("Trust"), will be held at the offices of NC Shareholder Services (the Trust's Dividend Disbursing and Transfer Agent), 116 South Franklin Street, Rocky Mount, North Carolina, on Monday, June 21, 2004, at 3:00 p.m. for the following purposes:

1. To vote on the approval of an amendment to the Fund's fundamental investment limitations concerning the lending of securities; and

2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

Shareholders of record at the close of business on May 18, 2004 are entitled to vote at the meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDING IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of Board of Trustees,


C. Frank Watson III
Secretary


May 21, 2004
Date of Notice


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                                                                PRELIMINARY COPY




                       * * * YOUR VOTE IS IMPORTANT * * *

                  PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD


                                 PROXY STATEMENT


The Board of Trustees ("Board") of the Gardner Lewis Investment Trust ("Trust") is soliciting proxies from the shareholders of The Chesapeake Aggressive Growth Fund ("Fund") for use at a special meeting of shareholders to be held on June 21, 2004, and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy prior to the special meeting of shareholders.

Shareholders of record of the Fund at the close of business on May 18, 2004 ("Record Date") are entitled to participate in the meeting and to cast one vote for each share held. As of the Record Date, the Fund had __________ [to be updated] shares of beneficial interest outstanding. The Fund is one of three existing series of the Trust and has only one class of shares. This proxy statement and accompanying materials are first being mailed to shareholders on or about May 21, 2004.

Any shareholder who desires a copy of the previously mailed Annual Report and the most recent Semi-annual Report succeeding the Annual Report, if any, may obtain them upon request, without charge, by writing or calling the Trust as indicated below:


The Chesapeake Aggressive Growth Fund
c/o NC Shareholder Services, LLC
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone: 1-800-430-3863


                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Trustees ("Board") of the Trust with respect to the Fund, a series of the Trust, of proxies to be voted at the Special Meeting of Shareholders ("Meeting") of the Fund to be held at the offices of NC Shareholder Services on June 21, 2004 at 3:00 p.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment in connection with those proxies that instruct them to vote in favor of the proposals. Conversely, they will vote against any such adjournment in connection with any proxies that instruct them to vote against the proposals.

The Meeting is called for the following purposes:

1. To vote on the approval of an amendment to the Fund's fundamental investment limitations concerning the lending of securities; and

2. To transact such other business as may properly come before the meeting.

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                                                                PRELIMINARY COPY


The investment advisor and certain other service providers to the Fund and their addresses are as follows:

     o Gardner Lewis Asset Management, LP ("GLAM"), 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania, is the investment advisor ("Advisor") for the Fund.
     o Capital Investment Group, Inc. ("Distributor"), Post Office Box 32249, Raleigh, North Carolina 27622, is the Fund's distributor.
     o The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, is the Fund's administrator.
     o NC Shareholder Services, LLC, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365, is the dividend disbursing and transfer agent for the Fund.

1. APPROVAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE LENDING OF SECURITIES

On April 20, 2004, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust ("Independent Trustees"), approved an amendment to the Fund's fundamental investment limitations concerning the lending of securities having concluded that such a change would benefit the Fund's shareholders. Pursuant to Section 13 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund cannot change fundamental investment limitations without approval of the shareholders of the Fund.

The Fund's current fundamental investment limitations do not allow for the lending of securities and that limitation reads that the Fund may not:

         "Make loans of money or securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities."

The Board recommends that shareholders of the Fund vote to approve an amended fundamental investment limitation to read that the Fund may not:

         "Make loans of money or securities, except that the Fund may (i) make loans of portfolio securities up to 33% of the Fund's total assets;
         (ii) invest in money market instruments, debt securities, or other debt instruments; and (iii) invest in repurchase agreements."

Under the proposed amendment to the Fund's fundamental investment limitation concerning lending of securities ("Proposed Securities Lending Policy"), the Fund will be able to lend portfolio securities in order to generate additional income. The lending of portfolio securities is permissible under Section 21 of the 1940 Act and many other mutual funds allow the lending of portfolio securities under certain conditions. It is anticipated that the holder of the portfolio securities will be entitled to vote such shares on issues involving the respective portfolio securities.

Under the Proposed Securities Lending Policy, the Fund may lend portfolio securities in an amount up to 33% of the total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities, which the Advisor has determined are creditworthy under guidelines to be established by the Board. The Fund will not lend securities to any company affiliated with the Fund or any affiliated person as defined in the 1940 Act. Each loan of securities will be collateralized by cash, securities or letters of credit.

While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borower some of the income received on the collateral for the loan or the Fund may be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative

                                                                PRELIMINARY COPY


and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Board believes that the Proposed Securities Lending Policy is in the best interests of the Fund and its shareholders. The Board believes that the Fund should have the flexibility to enter into securities lending arrangements and take advantage of the opportunities offered by such transactions.

THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, OF THE TRUST HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


2.   OTHER MATTERS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                                FUND INFORMATION

Security Interest of Certain Persons. As of May 18, 2004, the Trustees and Officers of the Trust owned beneficially (i.e. directly or indirectly had voting and/or investment power) the amounts and percentages of the then outstanding shares of the Fund as indicated in the following table:

[To be updated]

Name and Title of               Amount and Nature of
Beneficial Owner                Beneficial Ownership                   Percent
----------------                --------------------                   -------

                                Independent Trustee
                                -------------------

Jack E. Brinson, Trustee        None
Theo H. Pitt, Jr., Trustee      None

                                Interested Trustee
                                ------------------

W. Whitfield Gardner, Chairman* XXXX shares                              x.xx%

                                Chief Executive Officer of the Trust
                                ------------------------------------

John L. Lewis, IV, President*   XXXX shares                              x.xx%


Trustees and Officers
of the Trust as a group**       XXXX shares                              x.xx%

*Mr. Gardner and Mr. Lewis are also officers of the Advisor. They also indirectly own shares of the Fund through the Advisor.

**Includes the Trustees and officer noted individually in the table and the other officers of the Trust who include C. Frank Watson III, Secretary and Treasurer, Julian G. Winters, Assistant Secretary and Assistant Treasurer, and William D. Zantzinger, Vice President.

As of May 18, 2004, to the best knowledge to the Trust, the following persons were known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Act of 1934 Act, as amended ("Exchange Act"):

Name and Address of            Amount and Nature of
Beneficial Owner               Beneficial Ownership                     Percent
----------------               --------------------                     -------

[To be updated]






















Solicitation of Proxies. Proxies will be solicited by mail by the Board, and the cost of solicitation will be paid by the Fund. Additional solicitation may be made by mail, personal interview, telephone, and telegraph by personnel of GLAM or the Distributor who will not receive any additional compensation for such activities.

Shareholder Proposals. The Trust does not hold regular or annual meetings of its shareholders. Proposals of shareholders that are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet the requirements of Rule 14a-8 under the Exchange Act and the Trust's current Declaration of Trust and Bylaws and there is no guarantee that any proposal will be presented at a shareholder's meeting.

Annual Report. The Trust's Annual Report to shareholders of the Fund for the fiscal year ended October 31, 2003 was mailed to shareholders on December 24, 2003. Any shareholder who desires an additional copy of the Annual Report may obtain it upon request (without charge) by contacting NC Shareholder Services, 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina, 27803-0365, or by calling 1-800-430-3863.

Quorum Voting. With respect to each item to be voted on, the holders of a majority of the shares issued and outstanding and entitled to vote concerning each item, present in person or represented by proxy, shall be required to constitute a quorum of the Meeting for the transaction of business. If such quorum is not present or represented by proxy at the Meeting, the shareholders entitled to vote, present in person or represented by proxy, may adjourn the Meeting from time to time without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might

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                                                                PRELIMINARY COPY


have been transacted at the Meeting as originally notified. The persons named as proxies will vote in favor of any such adjournment to the extent they hold proxies voting in favor of the proposals submitted to a vote at the Meeting and if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Fund.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the meeting. If no instructions are given on the proxy (but the proxy is executed), it will be voted "FOR" on each of the proposals. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the offices of The Nottingham Company at 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, or by signing another proxy of a later date and submitting the later proxy before the Meeting or by personally casting his or her vote at the Meeting.

Required Vote. The proposal must be approved by a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting, provided more than 50% of the Fund's outstanding shares are present in person or by proxy at the Meeting.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding for quorum purposes and, as a result, will have the effect of being counted as voted against the proposals.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

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                                                                PRELIMINARY COPY


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration                                         Valid Signature
   ------------                                         ---------------

CORPORATE ACCOUNTS
    (1)  ABC Corp...................................... ABC Corp. John Doe, Treasurer
    (2)  ABC Corp...................................... John Doe, Treasurer
    (3)  ABC Corp. c/o John Doe........................ John Doe, Treasurer
    (4)  ABC Corp. Profit Sharing Plan................. John Doe, Trustee

PARTNERSHIP ACCOUNTS
    (1)  The ABC Partnership........................... Jane B. Smith, Partner
    (2)  Smith and Jones, Limited Partnership.......... Jane B. Smith, General Partner

TRUST ACCOUNTS
    (1)  ABC Trust..................................... Jane B. Doe, Trustee
    (2)  Jane B. Doe, Trustee u/t/d 12/28/78........... Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
    (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
            UGMA/UTMA.................................. John B. Smith
    (2)  Estate of John B. Smith....................... John B. Smith, Jr., Executor

                         GARDNER LEWIS INVESTMENT TRUST
                      The Chesapeake Aggressive Growth Fund

                SPECIAL MEETING OF SHAREHOLDERS ON JUNE 21, 2004
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints C. Frank Watson, III and Julian G. Winters, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of the above referenced fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of North Carolina Shareholder Services LLP, the Trust's dividend and transfer agent, 116 South Franklin Street, Rocky Mount, North Carolina 27802, at 3:00 p.m. on June 21, 2004, or at any adjournment thereof, on the item(s) described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May 18, 2004, receipt of which is acknowledged by the undersigned. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

           The Board of Trustees recommends voting "FOR" the proposal


     Approval of the amendment to The Chesapeake Aggressive Growth Fund's fundamental investment limitations concerning the lending of securities

     FOR        AGAINST         ABSTAIN

     (  )        (  )             (  )


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.





                              [name / address here]




In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposal as marked, or, if not marked, as indicated

                      x ___________________________________

                      x ___________________________________

                          Dated__________________, 2004

      Please sign your name or names as they appear to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc., should so indicate.